UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2011

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

United States	0-50876	65-1233977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Church Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 10, 2011, the Board of Directors of Naugatuck Valley Financial Corporation (the “Company”) amended Article II, Section 2 of the Company’s Bylaws to permit the 2011 Annual Meeting of Shareholders to occur within 180 days after December 31, 2010. A copy of the amendment is attached hereto as Exhibit 3(ii) and incorporated herein by reference.

Before such amendment, Article II, Section 2 read as follows:

“Section 2. Annual Meeting. A meeting of shareholders of the Subsidiary Holding Company for the election of directors and for the transaction of any other business of the Subsidiary Holding Company shall be held annually within 150 days after the end of the Subsidiary Holding Company’s fiscal year on such date as the board of directors may determine.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3(ii)	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: March 14, 2011	By:	/s/ John C. Roman
John C. Roman
President and Chief Executive Officer